Exhibit 10.7

FIRST AMENDMENT

TO PLAIN ENGLISH GROWTH CAPITAL LOAN AND SECURITY AGREEMENT

This is a FIRST AMENDMENT TO PLAIN ENGLISH GROWTH CAPITAL LOAN AND AGREEMENT dated as of May 21, 2013 (the “Amendment”) by and between VARONIS SYSTEMS, INC., a Delaware corporation (“Borrower”), and TRIPLEPOINT CAPITAL LLC, a Delaware limited liability company (“Lender”).

RECITALS

A. Borrower and Lender are parties to the Plain English Growth Capital Loan and Security Agreement dated as of May 29, 2012 (the “Loan Agreement”), pursuant to which Lender agreed to provide financial accommodations to or for the benefit of Borrower upon the terms and conditions contained in the Loan Agreement. Unless otherwise defined in this Amendment, capitalized terms and matters of construction defined in the Loan Agreement shall have the same meaning herein as given to them in the Loan Agreement.

B. Borrower has requested an extension of the Part 1 availability period and has requested additional financing and that certain provisions of the Loan Agreement be amended, and Lender is willing to amend the Loan Agreement on the terms and conditions set forth in this Amendment.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, Borrower and Lender agree as follows:

1. RATIFICATION; LOAN DOCUMENTS REMAIN IN FULL FORCE AND EFFECT

Borrower hereby acknowledges, confirms and ratifies all of the terms and conditions set forth in, and all of its obligations under, the Loan Agreement and the other Loan Documents. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Lender under the Loan Agreement or any other Loan Document, as in effect prior to the date hereof.

2. AMENDMENTS TO LOAN AGREEMENT

A.	The table of terms entitled “Growth Capital Loan Facility Information” is hereby deleted and replaced in its entirety with the following:

GROWTH CAPITAL LOAN FACILITY INFORMATION
Facility Number	Commitment Amount	Minimum Advance Amount
Part 1: 0489-GC-02	Part 1: $10,000,000	$250,000
Part 2: 0489-GC-03	Part 2: $5,000,000, upon depletion of Part 1

Advance Payment	Availability Period	Loan Term	Interest Rate
Last monthly payment of each Advance	Part 1: 12/31/2012 – 6/30/2015 Part 2: 5/21/13 – 6/30/15	Part 1 & 2: 48 Months (Interest Only through December 31, 2013, as further set forth in Section 9)	Part 1 & 2: Prime Rate plus 6.25% (Prime Rate as published in the Wall Street Journal the day before any Advance is funded; in no event shall the Prime Rate be less than 3.25%)

Security Interest	End of Term Payment	Facility Fee
First priority security interest in all Collateral; negative pledge on Intellectual Property	Part 1 & 2: (a) 2.5% of each Advance if such Advance is paid in full on or before December 31, 2013; (b) 3.75% of each Advance if such Advance is paid in full after December 31, 2013 but on or before December 31, 2014; (c) 5% of each Advance if such Advance is paid in full after December 31, 2014 but on or before December 31, 2015; or (d) 7% of each Advance if such Advance is paid in full after December 31, 2015

Part 1: $50,000 due at Closing Date; $50,000 due on date of Amendment*

Part 2: $25,000 due on date of this Amendment; $25,000 due upon the first Advance

* At any time during the Availability Period if You are not 100% satisfied with Our service, We will refund a portion of the Part 1 Facility Fee equal to a mutually agreeable amount.

B.	The table entitled “Your Contact Information” is hereby deleted and replaced in its entirety with the following:

YOUR CONTACT INFORMATION
Customer Name	Address For Notices	Contact Person
Varonis Systems, Inc.	1250 Broadway, 31st Floor, New York, NY 10001	Seth J. Gerson, Vice President and General Counsel Tel: (972) 9-971-3309 Fax: (972) 9-971-3301 email: sgerson@varonis.com

C.	The references to “$100,000” in the paragraphs captioned “Other Agreements” and “Judgments” in Section 14 of the Loan Agreement are hereby deleted and replaced with “$250,000.”

3. CONDITIONS TO EFFECTIVENESS

•	Receipt by Lender of copies of this Amendment, duly executed by Borrower and Lender;

•	Receipt by Lender of the Certificate of Perfection of even date as this Amendment;

•	Receipt by Lender of the Facility Fees noted above;

•	Receipt by Lender of a Certificate of Secretary regarding resolutions and incumbency;

•	Receipt by Lender of certified copy of Certificate of Incorporation and By-Laws as amended through the date of this Amendment; and

•	The absence of any Default or Event of Default.

4. REPRESENTATIONS AND WARRANTIES

Borrower represents and warrants that the representations and warranties contained in the Loan Agreement were true and correct in all material respects when made and, except to the extent (a) that a particular representation or warranty by its terms expressly applies only to an earlier date or (b) set forth in a Schedule of Exceptions attached hereto, if any, are true and correct in all material respects as of the date of this Amendment. Borrower further represents and warrants that there are no Defaults or Events of Default that have occurred and are continuing as of the date of this Amendment.

5. MISCELLANEOUS

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Entire Agreement. The terms and conditions of this Amendment shall be incorporated by reference in the Loan Agreement as though set forth in full in the Loan Agreement. In the event of any inconsistency between the provisions of this Amendment and any other provision of the Loan Agreement, the terms and provisions of this Amendment shall govern and control. Except to the extent specifically amended or superseded by the terms of this Amendment, all of the provisions of the Loan Agreement and the other Loan Documents shall remain in full force and effect to the extent in effect on the date of this Amendment. The Loan Agreement, as modified by this Amendment, together with the other Loan Documents, constitutes the complete agreement among the parties and supersedes any prior written or oral agreements, writings, communications or understandings of the parties with respect to the subject matter the Loan Agreement.

•	Headings. Section headings used in this Amendment are for convenience of reference only, are not part of this Amendment, and are not to be taken into consideration in interpreting this Amendment.

•	Recitals. The recitals set forth at the beginning of this Amendment are true and correct, and such recitals are incorporated into and are a part of this Amendment.

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Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of California applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws.

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Effect. Upon the effectiveness of this Amendment, from and after the date of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” or words of like import shall mean and be a reference to the Loan Agreement as amended by this Amendment, and each reference in the other Loan Documents to the Loan Agreement, “thereunder,” “thereof,” or words of like import shall mean and be a reference to the Loan Agreement as amended by this Amendment.

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No Novation. Except as expressly provided in Section 2 above, the execution, delivery, and effectiveness of this Amendment shall not (a) limit, impair, constitute a waiver of, or otherwise affect any right, power, or remedy of Lender under the Loan Agreement or any other Loan Document, (b) constitute a waiver of any provision in the Loan Agreement or in any of the other Loan Documents, or (c) alter, modify, amend, or in any way affect any of the terms, conditions, obligations, covenants, or agreements contained in the Loan Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

•	Counterparts. This Amendment may be executed in any number of counterparts, each of which will be deemed an original, but all such counterparts together constitute one and the same instrument.

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Signatures. This Amendment and any Promissory Note may be executed and delivered by facsimile or transmitted electronically in either Tagged Image Format Files (“TIFF”) or Portable Document Format (“PDF”) and, upon such delivery, the facsimile, TIFF or PDF signature, as applicable, will be deemed to have the same effect as if the original signature had been delivered to the other party.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the Parties have executed and delivered this Amendment as of the day and year first above written.

BORROWER:	You:	VARONIS SYSTEMS, INC.

	Signature:	/s/ Yakov Faitelson
	Print Name:	Yakov Faitelson
	Title:	Chief Executive Officer

Accepted in Menlo Park, California:

LENDER:	Us:	TRIPLEPOINT CAPITAL LLC

	Signature:	/s/ TriplePoint Capital LLC
	Print Name:	Sajal Srivastava
	Title:	Chief Operating Officer

[SIGNATURE PAGE TO FIRST AMENDMENT TO PLAIN ENGLISH GROWTH CAPITAL LOAN and

SECURITY AGREEMENT]

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